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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                     IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                    2005-HE1
                               INTEREST ONLY LOANS

TABLE OF CONTENTS

1. Credit Score
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Occupancy
5. Range of Cut-off Date Principal Balances ($)
6. % Purchase Loans
7. % Silent Seconds
8. Product Types
9. Interest Only Term

1. CREDIT SCORE

--------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                              AGGREGATE         AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                NUMBER         CUT-OFF           CUT-OFF       AVERAGE      AVERAGE       AVERAGE      WEIGHTED
                                  OF             DATE              DATE         GROSS      REMAINING     COMBINED      AVERAGE
                               MORTGAGE       PRINCIPAL         PRINCIPAL     INTEREST        TERM       ORIGINAL        FICO
CREDIT SCORE                    LOANS        BALANCE ($)         BALANCE      RATE (%)      (MONTHS)        LTV         SCORE
--------------------------------------------------------------------------------------------------------------------------------

500 - 524                          4             651,400           0.37         8.708          358         71.65          512
--------------------------------------------------------------------------------------------------------------------------------
525 - 549                          3             756,600           0.43         7.954          356         73.97          537
--------------------------------------------------------------------------------------------------------------------------------
550 - 574                         11           2,756,121           1.56         7.607          355         82.46          569
--------------------------------------------------------------------------------------------------------------------------------
575 - 599                         45          11,606,772           6.57         6.823          356         80.72          588
--------------------------------------------------------------------------------------------------------------------------------
600 - 624                         88          25,267,560          14.30         6.890          356         82.99          612
--------------------------------------------------------------------------------------------------------------------------------
625 - 649                         90          25,048,317          14.18         6.782          356         82.46          638
--------------------------------------------------------------------------------------------------------------------------------
650 - 674                        105          26,868,985          15.21         6.719          356         81.11          661
--------------------------------------------------------------------------------------------------------------------------------
675 - 699                         84          22,590,713          12.79         6.558          357         80.76          686
--------------------------------------------------------------------------------------------------------------------------------
700 - 724                         86          24,830,467          14.06         6.488          357         82.06          713
--------------------------------------------------------------------------------------------------------------------------------
725 - 749                         58          17,850,972          10.10         6.434          357         80.83          736
--------------------------------------------------------------------------------------------------------------------------------
750 - 774                         42          13,275,814           7.51         6.438          357         79.40          763
--------------------------------------------------------------------------------------------------------------------------------
775 - 799                         16           4,819,698           2.73         6.331          358         79.77          784
--------------------------------------------------------------------------------------------------------------------------------
800 +                              1             339,200           0.19         6.250          353         80.00          802
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           633         176,662,618         100.00         6.671          356         81.39          673
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 503
Maximum: 802
Non-Zero Weighted Average: 673

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2. RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                         % OF
                                                                       MORTGAGE
                                                                       POOL BY
                                                      AGGREGATE       AGGREGATE     WEIGHTED    WEIGHTED    WEIGHTED
                                           NUMBER      CUT-OFF         CUT-OFF       AVERAGE    AVERAGE      AVERAGE    WEIGHTED
                                             OF          DATE            DATE         GROSS    REMAINING    COMBINED    AVERAGE
                                          MORTGAGE    PRINCIPAL       PRINCIPAL     INTEREST      TERM      ORIGINAL      FICO
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)  LOANS     BALANCE ($)       BALANCE      RATE (%)    (MONTHS)       LTV       SCORE
---------------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                                 1           250,000        0.14         5.650        354        24.39        772
---------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                 1            75,000        0.04         6.125        357        25.42        745
---------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                 1           155,000        0.09         6.750        359        34.44        616
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 1           125,000        0.07         5.990        358        44.80        578
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 2           352,000        0.20         7.268        358        52.33        648
---------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 3           606,000        0.34         7.304        355        57.46        594
---------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 9         2,704,500        1.53         6.201        357        63.99        645
---------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                18         3,813,964        2.16         7.014        356        68.84        638
---------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                22         6,958,601        3.94         6.601        356        74.14        643
---------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                               406       109,088,043       61.75         6.504        357        79.90        686
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                65        21,777,879       12.33         6.692        357        84.13        670
---------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                75        23,499,762       13.30         7.109        356        89.64        639
---------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                18         4,662,759        2.64         7.633        355        94.60        650
---------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                               11         2,594,110        1.47         7.916        355        99.93        685
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      633       176,662,618      100.00         6.671        356        81.39        673
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 24.39
Maximum: 100.00
Weighted Average: 81.39

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3. DOCUMENTATION LEVEL

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                MORTGAGE
                                                                POOL BY
                                               AGGREGATE       AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                   NUMBER       CUT-OFF         CUT-OFF       AVERAGE      AVERAGE       AVERAGE       WEIGHTED
                                     OF           DATE            DATE         GROSS      REMAINING     COMBINED       AVERAGE
                                  MORTGAGE     PRINCIPAL       PRINCIPAL     INTEREST        TERM       ORIGINAL         FICO
DOCUMENTATION LEVEL                LOANS      BALANCE ($)       BALANCE      RATE (%)      (MONTHS)        LTV          SCORE
-------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                 413      120,520,164        68.22         6.765          357         81.31          688
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   200       50,166,185        28.40         6.470          356         81.79          640
-------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                     17        5,384,413         3.05         6.286          356         78.74          643
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
No Ratio                               3          591,857         0.34         8.117          357         89.10          663
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               633      176,662,618       100.00         6.671          356         81.39          673
-------------------------------------------------------------------------------------------------------------------------------

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4. OCCUPANCY

---------------------------------------------------------------------------------------------------------------------------
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                           AGGREGATE      AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                               NUMBER       CUT-OFF        CUT-OFF       AVERAGE      AVERAGE       AVERAGE      WEIGHTED
                                 OF           DATE           DATE         GROSS      REMAINING     COMBINED      AVERAGE
                              MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST        TERM       ORIGINAL        FICO
OCCUPANCY                      LOANS      BALANCE ($)      BALANCE      RATE (%)      (MONTHS)        LTV         SCORE
---------------------------------------------------------------------------------------------------------------------------

Primary                         618      173,285,562        98.09         6.653          356         81.33          673
---------------------------------------------------------------------------------------------------------------------------
Investment                       12        2,562,257         1.45         7.578          357         84.35          675
---------------------------------------------------------------------------------------------------------------------------
Second Home                       3          814,800         0.46         7.788          354         86.46          657
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          633      176,662,618       100.00         6.671          356         81.39          673
---------------------------------------------------------------------------------------------------------------------------

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5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

--------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF
                                                                        MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    AVERAGE     AVERAGE    WEIGHTED
                                                OF          DATE          DATE       GROSS    REMAINING   COMBINED    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL   INTEREST      TERM     ORIGINAL      FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)  LOANS     BALANCE ($)     BALANCE    RATE (%)    (MONTHS)      LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------------

25,001 - 50,000                                  1           42,500       0.02       9.650        357       85.00        612
--------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                  7          482,434       0.27       7.758        355       71.13        624
--------------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                                17        1,551,460       0.88       7.271        357       82.13        637
--------------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000                               27        3,013,323       1.71       6.734        356       79.84        667
--------------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000                               36        4,977,202       2.82       6.816        357       79.68        657
--------------------------------------------------------------------------------------------------------------------------------
150,001 - 175,000                               40        6,395,755       3.62       6.885        356       80.40        675
--------------------------------------------------------------------------------------------------------------------------------
175,001 - 200,000                               52        9,735,786       5.51       6.849        356       82.06        651
--------------------------------------------------------------------------------------------------------------------------------
200,001 - 225,000                               49       10,454,425       5.92       6.800        356       80.10        654
--------------------------------------------------------------------------------------------------------------------------------
225,001 - 250,000                               48       11,358,741       6.43       6.711        356       79.64        666
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 275,000                               43       11,265,461       6.38       6.629        357       80.79        676
--------------------------------------------------------------------------------------------------------------------------------
275,001 - 300,000                               61       17,503,864       9.91       6.572        356       81.80        687
--------------------------------------------------------------------------------------------------------------------------------
300,001 - 325,000                               36       11,279,241       6.38       6.507        357       80.54        684
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
325,001 - 350,000                               41       13,805,356       7.81       6.575        357       81.25        693
--------------------------------------------------------------------------------------------------------------------------------
350,001 - 375,000                               41       14,795,160       8.37       6.655        357       80.93        666
--------------------------------------------------------------------------------------------------------------------------------
375,001 - 400,000                               40       15,565,136       8.81       6.654        357       81.83        685
--------------------------------------------------------------------------------------------------------------------------------
400,001 - 425,000                               27       11,209,119       6.34       6.784        356       83.01        685
--------------------------------------------------------------------------------------------------------------------------------
425,001 - 450,000                               19        8,369,828       4.74       6.502        355       82.44        674
--------------------------------------------------------------------------------------------------------------------------------
450,001 - 475,000                               15        6,923,947       3.92       6.318        356       83.26        659
--------------------------------------------------------------------------------------------------------------------------------
475,001 - 500,000                               12        5,924,747       3.35       6.558        356       84.43        671
--------------------------------------------------------------------------------------------------------------------------------
500,001 - 750,000                               21       12,009,134       6.80       6.822        356       81.69        660
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         633      176,662,618     100.00       6.671        356       81.39        673
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 42,500
Maximum: 700,000
Average: 279,088

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6. % PURCHASE LOANS

-------------------------------------------------------------------------------------------------------------------------------
                                                                % OF
                                                              MORTGAGE
                                                              POOL BY
                                             AGGREGATE       AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                 NUMBER       CUT-OFF         CUT-OFF       AVERAGE      AVERAGE       AVERAGE      WEIGHTED
                                   OF           DATE            DATE         GROSS      REMAINING     COMBINED      AVERAGE
                                MORTGAGE     PRINCIPAL       PRINCIPAL     INTEREST        TERM       ORIGINAL        FICO
% PURCHASE LOANS                 LOANS      BALANCE ($)       BALANCE      RATE (%)      (MONTHS)        LTV         SCORE
-------------------------------------------------------------------------------------------------------------------------------

Purchase                          434        122,918,319        69.58         6.617          356         81.40          689
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term              20          4,399,882         2.49         6.700          357         82.98          668
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               179         49,344,417        27.93         6.804          356         81.24          633
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            633        176,662,618       100.00         6.671          356         81.39          673
-------------------------------------------------------------------------------------------------------------------------------

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7. % SILENT SECONDS

% Silent Seconds: 62.29

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8. PRODUCT TYPES

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                   MORTGAGE
                                                                   POOL BY
                                                  AGGREGATE       AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                       NUMBER      CUT-OFF         CUT-OFF       AVERAGE      AVERAGE       AVERAGE      WEIGHTED
                                         OF          DATE            DATE         GROSS      REMAINING     COMBINED      AVERAGE
                                      MORTGAGE    PRINCIPAL       PRINCIPAL     INTEREST        TERM       ORIGINAL        FICO
PRODUCT TYPES                          LOANS     BALANCE ($)       BALANCE      RATE (%)      (MONTHS)        LTV         SCORE
----------------------------------------------------------------------------------------------------------------------------------

Interest Only ARM - 5 Year/6 Month        4          871,495         0.49         6.783          355         91.58          690
----------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 2 Year/6 Month      540      154,927,940        87.70         6.655          357         81.52          675
----------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 3 Year/6 Month       80       18,864,856        10.68         6.758          356         80.30          658
----------------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 6 Month               1          195,900         0.11         7.490          352         79.96          578
----------------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed - 30 Year             8        1,802,427         1.02         7.053          354         77.10          655
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  633      176,662,618       100.00         6.671          356         81.39          673
----------------------------------------------------------------------------------------------------------------------------------

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9. INTEREST ONLY TERM

------------------------------------------------------------------------------------------------------------------------------
                                                                % OF
                                                              MORTGAGE
                                                              POOL BY
                                              AGGREGATE      AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                  NUMBER       CUT-OFF        CUT-OFF       AVERAGE      AVERAGE       AVERAGE      WEIGHTED
                                    OF           DATE           DATE         GROSS      REMAINING     COMBINED      AVERAGE
                                 MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST        TERM       ORIGINAL        FICO
INTEREST ONLY TERM                LOANS      BALANCE ($)      BALANCE      RATE (%)      (MONTHS)        LTV         SCORE
------------------------------------------------------------------------------------------------------------------------------

24                                363        100,183,925       56.71         6.659          356         81.25          668
------------------------------------------------------------------------------------------------------------------------------
36                                 60         14,578,201        8.25         6.901          355         81.99          644
------------------------------------------------------------------------------------------------------------------------------
60                                210         61,900,492       35.04         6.638          357         81.49          688
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            633        176,662,618      100.00         6.671          356         81.39          673
------------------------------------------------------------------------------------------------------------------------------

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